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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  February 12, 2002

                        Commission File Number 000-23087

                    Startec Global Communications Corporation
             (Exact name of Registrant as specified in its charter)

         Delaware                                         52-2099559
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)

   1151 Seven Locks Road
       Potomac, MD                                          20854
(Address of Principal Executive Offices)                  (Zip Code)

                                 (301) 610-4300
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

On February 12, 2002, Startec Global Communications Corporation, Startec Global
Operating Company and Startec Global Licensing Company, debtors-in-possession, in Chapter 11 Case Nos. 01-25013 DK, 01-25009 DK and 01-25010 DK, respectively, filed monthly operating reports for the post-petition period December 14, 2001 through December 31, 2001 with the United States Bankruptcy Court for the
District of Maryland Office of the United States Trustee, copies of which are filed herewith as exhibits 99.1, 99.2 and 99.3, respectively. The Company is filing this Current Report on Form 8-K, together with the aforementioned exhibits with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1 - Monthly Operating Report of Startec Global Communications
Corporation for the post-petition period ending December 31, 2001.

Exhibit 99.2 - Monthly Operating Report of Startec Global Operating Company for
the post-petition period ending December 31, 2001.

Exhibit 99.3 - Monthly Operating Report of Startec Global Licensing Company for
the post-petition period ending December 31, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                      For
                                      Startec Global Communications Corporation
                                      and as its Chief Financial Officer:

                                      By:  /s/ Prabhav V. Maniyar

Date:  June 27, 2002